UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 1, 2005



                            Maxus Realty Trust, Inc.
             (Exact name of registrant as specified in its charter)



            MISSOURI                   00-13457                  48-1339136
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)


                                 104 Armour Road
                        North Kansas City, Missouri 64116
               (Address of principal executive offices) (Zip Code)


                                 (816) 303-4500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.14e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets; Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On July 1, 2005, Maxus Realty Trust, Inc. (the "Registrant"), through one of its subsidiaries, completed the acquisition of the Bicycle Club Apartments in the transaction described below.

         As previously reported, Secured Investment Resources Fund, L.P. III, a Missouri limited partnership ("SIR III") entered into a Merger Agreement with Bicycle Club, L.L.C., a Missouri limited liability company ("Bicycle Club") on March 18, 2005. Bicycle Club is wholly-owned by Maxus Operating Limited Partnership, a Delaware limited partnership ("MOLP"), which in turn is primarily owned by the Registrant. Under the terms of the Merger Agreement, Bicycle Club is the surviving entity, which effectively results in Bicycle Club succeeding to the ownership of the Bicycle Club Apartments, which is SIR III's primary asset. The Bicycle Club Apartments is located in Kansas City, Missouri and consists of 312 units of multi-family rental real estate.

         David L. Johnson, a significant shareholder, President, Chief Executive Officer and Trustee of the Registrant, is the principal beneficial owner and President of Nichols Resources, Ltd., the general partner of SIR III. Mr. Johnson, together with his wife, jointly own approximately 85% of Bond Purchase, L.L.C., a 7.81% limited partner in SIR III. Mr. Johnson is also an affiliate of Paco Development, L.L.C. that is a 2.43% limited partner in SIR III.

         Monte McDowell, Bob Kohorst, Chris Garlich, and David L. Johnson are trustees of the Registrant and are the beneficial owners of 20.3%, 8.0%, 6.5%, and 10.2% respectively of SIR III. John W. Alvey, Vice President and Chief Financial and Accounting Officer of the Registrant is a minority beneficial owner and an executive officer of Nichols Resources Ltd., the general partner of SIR III.

         In consideration for the merger, the Registrant is:

                   (i) paying the SIR III limited partners approximately
          $4.3 million, which will be paid in cash, except for those limited partners of SIR III qualifying as accredited investors under the Securities Act of 1933 (as amended), that elect to receive MOLP limited partnership operating units. The SIR limited partners qualifying as accredited investors under the Securities Act of 1933 (as amended) have until July 15, 2005, to make an election to receive MOLP limited partnership operating units. Holders of MOLP limited partnership operating units may redeem the units (and corresponding limited partnership interests) in return for the issuance of our common stock or cash, at our election, after a one year holding period.

                  (ii) assuming a $8,350,000 mortgage loan secured by the Bicycle Club Apartments (the "Mortgage Loan"). The Mortgage Loan, which matures on March 1, 2008, bears interest at a fixed rate of 6.91% and requires monthly payments of $48,082.09. The Mortgage Loan contemplates a prepayment premium, which would apply in the event Bicycle Club prepays the Mortgage Loan (the "Prepayment Premium"). The lender may accelerate the Mortgage Loan (and charge a Prepayment Premium) if Bicycle Club defaults under the terms of the mortgage loan documents, which defaults are customary defaults in real estate mortgage loan transactions.

         If none of the SIR III limited partners that are accredited investors elect to receive MOLP limited partnership operating units, the Registrant anticipates using approximately $3.3 million of MOLP's cash and approximately $1.0 million of SIR III's cash and other deposits, which is being acquired in connection with the merger, to pay the merger consideration to the SIR III limited partners.

         SIR III retained the services of Mainland Valuation Services (the "Appraiser"), an independent third party, to appraise the fair market value of the Bicycle Club Apartments. The consideration paid was based on the Appraiser's March 26, 2004, appraisal of the Bicycle Club Apartments. Although the Appraiser appraised the market value of the Bicycle Club Apartments, it did not recommend an amount of consideration to be offered in the transaction.


Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant intends to file the audited financial statements relative to the Bicycle Club Apartments required pursuant to Article 3 of Regulation S-X by amending this Report no later than 71 calendar days after the date this Report must be filed.

         (b)      Pro Forma Financial Information.

                  Pursuant to Item 9.01(b) and Item 9.01(a)(4) of Form 8-K, the Registrant intends to file the pro forma financial information relative to the Mississippi Properties required pursuant to Article 11 of Regulation S-X by amending this Report no later than 71 calendar days after the date this Report must be filed.

         (c)      Exhibits.


                  4.1 Multifamily Note dated as of February 22, 2001, between Secured Investment Resources Fund, L.P. III, as Borrower, and NorthMarq Capital, Inc., as Lender.

                  4.2 Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated as of February 22, 2001, among Secured Investment Resources Fund, L.P. III, as grantor, Assured Quality Title Company, as trustee, and NorthMarq Capital, Inc., as beneficiary.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MAXUS REALTY TRUST, INC.


Date: July 8, 2005              By: /s/ David L. Johnson
                                      ------------------------------------------
                                      David L. Johnson
                                      Chairman of the Board, President and Chief
                                      Executive Officer

                                INDEX TO EXHIBITS



         4.1 Multifamily Note dated as of February 22, 2001, between Secured Investment Resources Fund, L.P. III, as Borrower, and NorthMarq Capital, Inc., as Lender.

         4.2 Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated as of February 22, 2001, among Secured Investment Resources Fund, L.P. III, as grantor, Assured Quality Title Company, as trustee, and NorthMarq Capital, Inc., as beneficiary.